LORD ABBETT INVESTMENT TRUST

Lord Abbett Balanced Strategy Fund

Supplement dated November 18, 2011 to the

Prospectus dated September 26, 2011

Effective November 18, 2011, Lord Abbett Short Duration Income Fund is added as an underlying fund in which Lord Abbett Balanced Strategy Fund may invest. Accordingly, the table on page A-4 of the prospectus is hereby revised to reflect this change.

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